Ivy Funds

Supplement dated June 3, 2013 to the

Ivy Funds Statement of Additional Information

dated July 31, 2012

and as supplemented September 12, 2012, December 13, 2012, January 2, 2013, January 11, 2013, January 18, 2013 and April 8, 2013

Effective June 1, 2013, the reference and information related to Daniel Vrabac in the table under the section entitled “Portfolio Managers — Portfolio Managers employed by IICO” on page 98 is deleted in its entirety.

Effective June 1, 2013, the reference and information related to Daniel Vrabac in the tables under the section entitled “Portfolio Managers — Portfolio Managers employed by IICO — Ownership of Securities” on pages 100 and 101 is deleted in its entirety.

Supplement	Statement of Additional Information	1